Exhibit 99.1

MOR-1	UNITED STATES BANKRUPTCY COURT

CASE NAME:	Memorial Production Partners LP, et al.
CASE NUMBER:	17-30262

PROPOSED PLAN DATE:	TBD

PETITION DATE:	01/16/17
DISTRICT OF TEXAS:	Southern
DIVISION:	Houston

MONTHLY OPERATING REPORT SUMMARY

(Amounts in Thousands)	MEMP*
MONTH	Mar-17
REVENUES (MOR-6)	$24,986
OPERATING INCOME (LOSS) (MOR-6)	$(1,744)
NET INCOME (LOSS) (MOR-6)	$(4,426)
PAYMENTS TO INSIDERS (MOR-9)	$179
PAYMENTS TO PROFESSIONALS (MOR-9)	$1,326
TOTAL DISBURSEMENTS (MOR-7)	$28,058

***The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustee***

REQUIRED INSURANCE MAINTAINED AS OF SIGNATURE DATE		Term
Directors’ & Officers’ Liability	☑ YES	6/1/16 - 6/1/17
Oil Pollution Act Liability	☑ YES	10/31/16 - 10/31/17
Workers’ Compensation/Employer’s Liability	☑ YES	6/1/16 - 6/1/17
Excess Liability	☑ YES	10/31/16 - 10/31/17
Other	☑ YES	Various

CHECK ONE
Are all accounts receivable being collected within terms?		☑Yes	☐No
Are all post-petition liabilities, including taxes, being paid within terms?		☑Yes	☐No
Have all tax returns and other required government filings been timely paid?		☑Yes	☐No
Have any pre-petition liabilities been paid?		☑Yes	☐No
If so, describe	Payments made consistent with First Day Orders
Are all funds received being deposited into Debtor in Possession bank accounts?		☑Yes	☐No
Were any assets disposed of outside the normal course of business?		☐Yes	☑No
If so, describe
Are all U.S. Trustee Quarterly Fee Payments current?		☑Yes	☐No

What is the status of your Plan of Reorganization?	Plan of Reorganization confirmed on 4/14/17.

ATTORNEY NAME:	Courtney K. Stone
FIRM NAME:	Weil, Gotshal & Manges LLP
ADDRESS:	700 Louisiana St, Suite 1700

CITY, STATE, ZIP:	Houston, TX 77002-2755
TELEPHONE/FAX:	713-546-5000 / 713-224-9511
EMAIL:	courtney.stone@weil.com

INITIALS DATE UST USE ONLY	I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.
	SIGNED	/s/ Matthew J. Hoss Vice President, Accounting
		(ORIGINAL SIGNATURE)	TITLE
		Matthew J. Hoss	4/28/2017
		(PRINT NAME OF SIGNATORY)	DATE

MOR-1

*	Memorial Production Partners LP, et al.

The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, as applicable, are: Memorial Production Partners LP (6667); Memorial Production Partners GP LLC; MEMP Services LLC (1887); Memorial Production Operating LLC; Memorial Production Finance Corporation (3356); WHT Energy Partners LLC; WHT Carthage LLC; Memorial Midstream LLC; Beta Operating Company, LLC; Columbus Energy, LLC; Rise Energy Operating, LLC; Rise Energy Minerals, LLC; Rise Energy Beta, LLC; San Pedro Bay Pipeline Company (1234); and Memorial Energy Services LLC. The Debtors’ mailing address is 500 Dallas Street, Suite 1600, Houston, Texas 77002.

CASE NAME:	Memorial Production Partners LP, et al.
CASE NUMBER:	17-30262

Notes to the Monthly Operating Report

INTRODUCTION:

This monthly operating report (“MOR”) is unaudited and does not purport to represent financial statements prepared in accordance with GAAP nor is it intended to fully reconcile to the consolidated financial statements prepared by the Debtors. Unlike the consolidated financial statements, the MOR reflects the assets and liabilities of each Debtor, except where otherwise indicated. Information contained in the MOR has been derived from the Debtors’ books and records. Therefore, in order to comply with their obligations to provide MORs during these Chapter 11 Cases, the Debtors have prepared this MOR using the best information presently available to them, which has been collected, maintained, and prepared in accordance with their historical accounting practices. This MOR is, thus, true and accurate to the best of the Debtors’ knowledge, information and belief based on currently available data. The results of operations and financial position contained herein are not necessarily indicative of results that may be expected for any other period or for the full year and may not necessarily reflect the consolidated results of operations and financial position of the Debtors in the future.

RESERVATION OF RIGHTS:

Given the complexity of the Debtors’ business, inadvertent errors or omissions may have occurred. Accordingly, the Debtors hereby reserve all of their rights to dispute the validity, status, enforceability, or executory nature of any claim amount, representation or other statement in this Monthly Operating Report and reserve the right to amend or supplement this Monthly Operating Report, if necessary, but shall be under no obligation to do so.

Notes to MOR-1 and MOR-2:

The income statement and balance sheet are represented on a consolidated basis at the Memorial Production Partners LP (“MEMP”) level. Intercompany balances have been eliminated for all MEMP debtors.

Notes to MOR-3:

Prepetition interest payable has been included in reported amounts for Debt.

CASE NAME:	Memorial Production Partners LP, et al.
CASE NUMBER:	17-30262

Notes to the Monthly Operating Report

Notes to MOR-4:

The Debtors have sought to allocate liabilities between the prepetition and postpetition periods based upon the information available at the time of, and research conducted in connection with, the preparation of this MOR. As additional information becomes available and further research is conducted, the Debtors’ allocation of liabilities between the prepetition and postpetition periods may change. The liability information, except as otherwise noted, is listed as of the close of business as of the end of the month. Accordingly, the Debtors reserve all rights to amend, supplement or otherwise modify this MOR as necessary and appropriate. Accrued liabilities have not been evaluated as liabilities subject to compromise and are subject to material change.

Notes to MOR-5:

The accounts payable and account receivable agings are presented on a consolidated basis at the MEMP level. Intercompany balances are excluded from the agings.

Notes to MOR-6:

The income statement is presented on a consolidated basis. Reorganization items, net primarily represents legal and other professional advisory fees directly associated with the Chapter 11 proceedings since the Petition Date.

Notes to MOR-7:

Although payment of prepetition claims is generally not permitted, the Bankruptcy Court has authorized the Debtors to pay certain prepetition claims in designated categories. This relief generally was designed to preserve the value of the Debtors’ business and assets. The Debtors have paid and continue to pay undisputed postpetition obligations in the ordinary course of business.

Intercompany receipts and disbursements are excluded from this report. Based on centralized cash management practices, almost all disbursements are made by Memorial Production Operating LLC and Beta Operating Company, LLC on behalf of all Debtors. To conform to U.S. Trustee disbursement reporting requests to track disbursements by Debtor, the Debtors have made a reasonable effort to assign these disbursements to the entity on whose behalf the payment was made, but this assignment may differ somewhat from the final intercompany accounting. The Debtors have added a second column (2) to show the corporate entity that made the disbursement.

Notes to MOR-8:

MOR-08 excludes restricted accounts related to decommissioning funds and collateral deposits totaling $155,887,562 as of March 31, 2017 and a lockbox the Debtors maintain. Any checks sent to the lockbox are deposited into account ending x3030 the same day.

Notes to MOR-9:

The list of insiders is consistent with public disclosures of Memorial Production Partners LP and other filings associated with this Chapter 11 case. Payments to ordinary course professionals or consultants are not included in MOR-9.

Payments to insiders in February, 2017 include $1.025 million in payments under the Key Employee Incentive Plan. These payments were funded by a nondebtor entity, MEMP S-1 Inc. The funds flowed from MEMP S-1 Inc. through the main operating account of Memorial Production Operating LLC to MEMP Services LLC, the entity that processes employee payroll, for processing and disbursement.

CASE NAME:	Memorial Production Partners LP, et al.
CASE NUMBER:	17-30262

UNITED STATES BANKRUPTCY COURT

MOR-2 - COMPARATIVE BALANCE SHEETS

PETITION DATE:	01/16/17
DISTRICT OF TEXAS:	Southern
PERIOD:	As of March 31, 2017

COMPARATIVE BALANCE SHEETS

(Amounts in Thousands)

Unaudited	MEMP (*)	MEMP (*)	MEMP (*)
ASSETS	MONTH Jan-17	MONTH Feb-17	MONTH Mar-17
Current assets:
Cash and cash equivalents	$49,147	$65,807	$73,154
Accounts receivable	35,164	31,319	30,823
Short-term derivative instruments	39,598	43,300	42,567
Prepaid expenses and other current assets	11,903	9,719	7,512

Total current assets	135,812	150,146	154,055

Property and equipment, at cost:
Oil and natural gas properties	3,116,032	3,118,152	3,119,878
Support equipment and facilities	199,121	199,061	199,304
Other PP&E	15,394	15,394	15,394
Accumulated depreciation, depletion and impairment	(1,768,946)	(1,771,049)	(1,777,671)

Property and equipment, net	1,561,602	1,561,557	1,556,905
Long-term derivative instruments	37,061	35,968	34,797
Restricted investments	155,783	155,838	155,888
Other long-term assets	2,060	2,016	1,973

Total assets	$1,892,318	$1,905,525	$1,903,617

*	See MOR Notes

MOR-2

CASE NAME:	Memorial Production Partners LP, et al.
CASE NUMBER:	17-30262

UNITED STATES BANKRUPTCY COURT

MOR-3 - COMPARATIVE BALANCE SHEETS

PETITION DATE:	01/16/17
DISTRICT OF TEXAS:	Southern
PERIOD:	As of March 31, 2017

COMPARATIVE BALANCE SHEETS

(Amounts in Thousands)

Unaudited	MEMP	MEMP	MEMP
LIABILITIES	MONTH Jan-17	MONTH Feb-17	MONTH Mar-17
Liabilities:
Post-petition liabilities (MOR-4)	$633,692	$638,041	$664,783
Liabilities subject to compromise (LSTC):
Accounts payable	3,033	2,345	1,257
Revenues payable	25,453	23,437	0
Debt (*)	1,157,656	1,157,605	1,161,048

Total liabilities subject to compromise	1,186,142	1,183,387	1,162,305

Total liabilities	1,819,834	1,821,428	1,827,089

Equity:
Partners’ equity	72,483	84,097	76,528

Total partners’ equity	72,483	84,097	76,528

Total liabilities and equity	$1,892,318	$1,905,525	$1,903,617

*	See MOR Notes

MOR-3

CASE NAME:	Memorial Production Partners LP, et al.
CASE NUMBER:	17-30262

UNITED STATES BANKRUPTCY COURT

MOR-4 - SCHEDULE OF POST-PETITION LIABILITIES

PETITION DATE:	01/16/17
DISTRICT OF TEXAS:	Southern
PERIOD:	As of March 31, 2017

COMPARATIVE BALANCE SHEETS

(Amounts in Thousands)

Unaudited	MEMP	MEMP	MEMP
	MONTH Jan-17	MONTH Feb-17	MONTH Mar-17
Current liabilities:
Accounts payable	$281	$2,484	$2,483
Revenues payable	0	0	22,678
Accrued liabilities	17,857	19,206	22,601
Short-term derivative instruments	0	0	0
Current portion of long-term debt	454,799	454,799	454,799
Accrued interest payable	0	0	0
Other accrued liabilities	0	0	0

Total current liabilities	472,937	476,489	502,561

Noncurrent liabilities:
Long-term derivative instruments	0	0	0
Long-term debt	0	0	0
Asset retirement obligations	155,740	156,567	157,390
Other long-term liabilities	5,016	4,986	4,832

Total noncurrent liabilities	160,755	161,553	162,223

TOTAL POST-PETITION LIABILITIES (*) (MOR-3)	$633,692	$638,041	$664,783

*	See MOR Notes

MOR-4

CASE NAME:	Memorial Production Partners LP, et al.
CASE NUMBER:	17-30262

UNITED STATES BANKRUPTCY COURT
MOR-5 - POST-PETITION AP/AR AGING

PETITION DATE:	01/16/17
DISTRICT OF TEXAS:	Southern
PERIOD:	As of March 31, 2017

AGING OF POST-PETITION PAYABLES

(Amounts in Thousands)

Unaudited	MEMP	MEMP	MEMP
DAYS	Jan-17	Feb-17	Mar-17
0-30	$281	$2,467	$2,482
31-60	0	17	1
61-90	0	0	0
91+	0	0	0

TOTAL	$281	$2,484	$2,483

AGING OF ACCOUNTS RECEIVABLES

(Amounts in Thousands)

Unaudited	MEMP	MEMP	MEMP
DAYS	Jan-17	Feb-17	Mar-17
0-30	$34,582	$30,861	$29,956
31-60	238	236	120
61-90	13	36	19
91+	331	186	728

TOTAL	$35,164	$31,319	$30,823

MOR-5

CASE NAME:	Memorial Production Partners LP, et al.
CASE NUMBER:	17-30262

UNITED STATES BANKRUPTCY COURT
MOR-6 - CONSOLIDATED STATEMENTS OF OPERATIONS

PETITION DATE:	01/16/17
DISTRICT OF TEXAS:	Southern
PERIOD:	March 1, 2017 - March 31, 2017

Consolidated Statements of Operations

(Amounts in Thousands)

Unaudited	MEMP	MEMP	MEMP
	17-Jan to 31-Jan	1-Feb to 28-Feb	1-Mar to 31-Mar
Revenues and other:
Oil & natural gas sales	$14,635	$26,052	$24,986
Other revenues	53	0	0

Total revenues	14,688	26,052	24,986
Costs and expenses:
Lease operating	4,479	8,130	8,601
Gathering, processing, and transportation	1,407	2,340	2,788
Exploration	7	0	3
Taxes other than income	1,052	937	1,155
Depreciation, depletion and amortization	5,425	10,063	6,608
Impairment of proved oil and natural gas properties	0	0	0
General and administrative	2,270	4,235	9,782
Accretion of asset retirement obligations	400	827	841
(Gain) loss on commodity derivative instruments	(596)	(5,961)	(3,048)
(Gain) loss on sale of properties	0	0	0
Other, net	0	3	2

Total costs and expenses	14,444	20,574	26,731
Other income (expense):
Interest expense, net	(831)	(1,492)	(1,695)
Other, net	0	3	4

Total other income (expense)	(831)	(1,489)	(1,691)
Reorganization items, net (*)	(4,370)	(2,202)	(1,082)

Income (loss) before income taxes	(4,957)	1,787	(4,517)
Income tax benefit	0	0	(91)

Net Income (loss)	$(4,957)	$1,787	$(4,426)

*	See MOR Notes

MOR-6

CASE NAME:	Memorial Production Partners LP, et al.
CASE NUMBER:	17-30262

UNITED STATES BANKRUPTCY COURT
MOR-7 - CASH RECEIPTS AND DISBURSEMENTS

PETITION DATE:	01/16/17
DISTRICT OF TEXAS:	Southern
PERIOD:	March 1, 2017 - March 31, 2017

Cash Receipts and Disbursements

(Amounts in Thousands)
Company Name	Case Number	Cash Receipts	Cash Disbursements[1]	Cash Disbursements[2]
Memorial Production Partners LP	17-30262	$0	$0	$0
Memorial Production Finance Corporation	17-30248	0	0	0
San Pedro Bay Pipeline Company	17-30249	0	340	340
Rise Energy Beta, LLC	17-30250	0	2,197	0
Rise Energy Minerals, LLC	17-30251	0	0	0
Rise Energy Operating, LLC	17-30252	0	0	0
Beta Operating Company, LLC	17-30253	5,943	737	2,933
Columbus Energy, LLC	17-30254	0	1,570	0
WHT Carthage LLC	17-30255	0	0	0
WHT Energy Partners LLC	17-30256	0	666	0
Memorial Energy Services LLC	17-30257	0	0	0
Memorial Midstream LLC	17-30258	0	0	0
Memorial Production Operating LLC	17-30259	29,418	19,009	21,246
MEMP Services LLC	17-30260	44	3,539	3,539
Memorial Production Partners GP LLC	17-30261	0	0	0

Total		$35,405	$28,058	$28,058

[1]	See MOR Notes. Reflects estimated disbursements made on behalf of the respective debtor and subject to US Trustee Quarterly Fees.
[2]	See MOR Notes. Reflects disbursements made from the cash accounts of the respective debtor.

MOR-7

CASE NAME:	Memorial Production Partners LP, et al.
CASE NUMBER:	17-30262

UNITED STATES BANKRUPTCY COURT
MOR-8 - CASH RECONCILIATION

PETITION DATE:	01/16/17
DISTRICT OF TEXAS:	Southern
PERIOD:	As of March 31, 2017

Bank Account Information (*)

(Amounts in Thousands)

BANK NAME	COMPANY NAME	ACCOUNT NUMBER ENDING	BANK BALANCE	ENDING CASH - PER BOOKS
Wells Fargo	Memorial Production Operating LLC	3030	$77,206	$77,206
Wells Fargo	Memorial Production Operating LLC	2164	0	(1,216)
Wells Fargo	Memorial Production Operating LLC	2179	0	(2,304)
Wells Fargo	Beta Operating LLC	1869	0	(0)
Wells Fargo	Beta Operating LLC	0759	0	(317)
Wells Fargo	MEMP Services LLC	0902	0	0
Wells Fargo	MEMP Services LLC	0910	0	0
Wells Fargo	MEMP Services LLC	1926	0	(192)
Wells Fargo	San Pedro Bay Pipeline Company	4044	0	0
Wells Fargo	San Pedro Bay Pipeline Company	0767	0	(22)

Total			$77,206	$73,154

*	See MOR Notes

MOR-8

CASE NAME:	Memorial Production Partners LP, et al.
CASE NUMBER:	17-30262

UNITED STATES BANKRUPTCY COURT
MOR - 9 - PAYMENTS TO INSIDERS AND PROFESSIONALS

PETITION DATE:	01/16/17
DISTRICT OF TEXAS:	Southern
PERIOD:	March 1, 2017 - March 31, 2017

PAYMENTS TO INSIDERS AND PROFESSIONALS (*)

(Amounts in Thousands)

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals.

Also, for insiders, identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary).

	PERIOD	PERIOD	MONTH
INSIDERS: NAME/COMP TYPE	1/17/2017 - 1/31/2017	2/1/2017 - 2/28/2017	3/1/2017 - 3/31/2017
1. William J. Scarff/Salary; Exp Reimb; Benefits**	$29	$415	$51
2. Christopher S. Cooper/Salary; Exp Reimb; Benefits**	22	258	39
3. Robert L. Stillwell, Jr./Salary; Exp Reimb; Benefits**	21	251	37
4. Jason M. Childress/Salary; Exp Reimb; Benefits**	17	242	30
5. Matthew J. Hoss/Salary; Exp Reimb; Benefits**	12	102	22
6. Jonathan M. Clarkson/Director’s Fees	0	0	0
7. P. Michael Highum/Director’s Fees	0	0	0
8. W. Donald Brunson/Director’s Fees	0	0	0
9. John A. Weinzierl/Director’s Fees	0	0	0

TOTAL INSIDERS (MOR-1)	$101	$1,268	$179

	PERIOD	PERIOD	MONTH
PROFESSIONALS	1/17/2017 - 1/31/2017	2/1/2017 - 2/28/2017	3/1/2017 - 3/31/2017
1. Linklaters LLP	$0	$503	265
2. Davis Polk & Wardwell LLP	0	320	605
3. Miller Buckfire & Co LLC	0	156	151
4. Opportune	0	67	39
5. Vinson & Elkins	0	38	22
6. Perella Weinberg Partners LP	0	0	153
7. Haynes and Boone, LLP	0	0	38
8. Norton Rose Fulbright LLP	0	0	38
9. Joele Frank, Wilkinson Brimmer Katcher	0	0	16

TOTAL PROFESSIONALS (MOR-1)	$0	$1,085	$1,326

*	See MOR Notes
**	Payments to insiders in February, 2017 include $1.025 million in payments under the Key Employee Incentive Plan. These payments were funded by a non-debtor entity, MEMP S-1 Inc. The funds flowed from MEMP S-1 Inc. through the main operating account of Memorial Production Operating LLC to MEMP Services LLC, the entity that processes employee payroll, for processing and disbursement.

MOR-9